UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2006

AKEENA SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-130906	20-5132054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
605 University Avenue, Los Gatos, CA		95032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 395-7774

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant

Akeena Solar, Inc., a Delaware corporation, hereby amends the disclosure contained under Item 4.01 in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the ‘‘Commission’’) on August 14, 2006, as amended by its Current Report on Form 8-K/A filed with the Commission on August 28, 2006 as follows:

Our dismissal of Dale Matheson Carr-Hilton LaBonte as our independent registered accounting firm, and our retention of Marcum & Kliegman, LLP as our new independent registered accounting firm, shall be effective at the close of business on September 14, 2006 or on such other date on which our Quarterly Report on Form 10-QSB for the quarter ended July 31, 2006 shall be filed with the Commission. The effective date of our dismissal of Dale Matheson Carr-Hilton LaBonte and our retention of Marcum & Kliegman, LLP was previously reported to be August 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 5, 2006	AKEENA SOLAR, INC.
	By:	/s/ Barry Cinnamon
Barry Cinnamon President and Chief Executive Officer